                                                                    Exhibit 99.5

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:   M4 ENVIRONMENTAL MANAGEMENT, INC.               CASE NO.:  97-21388-CJK
          DEBTOR                                        JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                               2/28/98
                                                                         -------

COMES NOW, M4 ENVIRONMENTAL MANAGEMENT, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 2/1/98 and ending 2/28/98
                                                       ------            -------
as shown by the report and exhibits consisting 10 pages and containing the
                                               --
following, as indicated:

            X     Monthly Reporting Questionnaire (Attachment 1)
        ---------

            X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
        ---------

            X     Summary of Accounts Receivable (Form OPR-3)
        ---------

            X     Schedule of Post-Petition Liabilities (Form OPR-4)
        ---------

            X     Income Statement (Form OPR-5)
        ---------

            X     Statement of Sources and Uses of Cash (Form OPR-6)
        ---------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  3/18/98                DEBTOR-IN-POSSESSION
       -------                By: /S/ F. GORDON BITTER
                                 ------------------------------------
                                 Name & Title: F. Gordon Bitter, Vice President
                                               M4 Environmental Management, Inc.
                                               400-2 Totten Pond Road
                                               Waltham, MA 02109
                                               Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE:   M4 ENVIRONMENTAL MANAGEMENT, INC.               CASE NO.:  97-21388-CJK
          DEBTOR                                        JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

                     NOTE TO THE MONTHLY OPERATING REPORT:

          Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of all expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                              FILING       MONTH       MONTH       MONTH    MONTH     MONTH    MONTH      MONTH
                                               DATE        ENDED       ENDED       ENDED    ENDED     ENDED    ENDED      ENDED
                                              12/3/97     12/31/97    1/31/98     2/28/98
                                            ----------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS
Cash
Other negotiable instruments
 (i.e. CD's, Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
           Stock & interests in:
           M4 Environmental, LP
             (1% ownership, 99% owned by      Unknown     Unknown     Unknown     Unknown
              MMT Federal Holdings, Inc.)
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             0          0           0           0          0        0         0           0
                                            ----------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

                                            ----------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                0          0           0           0          0        0         0           0
                                            ----------------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS

           10% OF "TOTAL ASSETS")
           Intangible Assets                                                                                  0
           Less:  Accumulated Amortization

                                            ----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                               0          0           0           0          0        0         0           0
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                     0          0           0           0          0        0         0           0
                                            ========================================================================================


                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                             FILING        MONTH        MONTH        MONTH     MONTH    MONTH    MONTH     MONTH
                                              DATE         ENDED        ENDED        ENDED     ENDED    ENDED    ENDED     ENDED
                                             12/3/97     12/31/97      1/31/98      2/28/98
                                            ----------------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany
   Obligations due to cash transfers
   in Post Petition Operations
Unsecured Debt-Obligations incurred
   in Post Petition Operations
   (See Form OPR-4)
                                            ----------------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                 0           0             0            0          0        0        0         0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                            ----------------------------------------------------------------------------------------
TOTAL LIABILITIES                               0           0             0            0          0        0        0         0
                                            ----------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                   Nil         Nil           Nil          Nil
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
   Through Filing Date
   Post Filing Date
                                            ----------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)            0           0             0            0          0        0        0         0
                                            ----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      0           0             0            0          0        0        0         0
                                            ========================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                                                                   0-30       31-60       61-90       OVER
                                                                       TOTAL       DAYS        DAYS       DAYS       90 DAYS
                                                      ----------------------------------------------------------------------
DATE OF FILING:12/3/97                                                     0
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:         12/31/97
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:         1/31/98                                                     0
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:                                                                     0
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:                                                                     0
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:                                                                     0
               Allowance for doubtful accounts                             0
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================
MONTH:
               Allowance for doubtful accounts
                                                                  ----------------------------------------------------------
                                                                           0           0          0           0           0
                                                                  ==========================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------

                                           DATE          DATE        TOTAL       0-30        31-60        61-90        OVER
                                         INCURRED         DUE         DUE        DAYS         DAYS        DAYS       90 DAYS
                                      ------------------------------------------------------------------------------------------

TAXES PAYABLE
  Federal Income Taxes                                               NONE
  FICA-Employer's Share                                              NONE
  FICA-Employee's Share                                              NONE
  Unemployment Tax                                                   NONE
  State Sales & Use Tax                                              NONE
  State __________ Tax                                               NONE
  Personal Property Tax                                              NONE

                                                               -------------------------------------------------------------------
TOTAL TAXES PAYABLE                                                     0           0            0           0            0
-------------------
                                                               -------------------------------------------------------------------
POST PETITION SECURED DEBT
--------------------------
DIP FINANCING

ACCRUED INTEREST PAYABLE
                                                               -------------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                        0           0            0           0            0
--------------------------------
                                                               -------------------------------------------------------------------
POST PETITION UNSECURED DEBT
----------------------------
TRADE ACCOUNTS PAYABLE & OTHER:
  Trade Accounts Payable
    (see attached schedules)
  Payroll withholdings
  Accrued Payroll
  Accrued expenses
                                                               -------------------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                    0           0            0           0            0
                                                               -------------------------------------------------------------------
TOTAL ALL POST PETITION LIABILITIES                                     0           0            0           0            0
                                                               ===================================================================


                                INCOME STATEMENT                      FORM OPR-5

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------


                                     PRE        POST       MONTH      MONTH       MONTH     MONTH       MONTH      MONTH       MONTH
                                  PETITION    PETITION     ENDED      ENDED       ENDED     ENDED       ENDED      ENDED       ENDED
                                   12/3/97    12/31/97    1/31/98    2/28/98
                                 ---------------------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                 ---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
  Salaries & wages
  Less: Salaries & wages
   capitalized in fixed assets
  Benefits Bad debt expense
  Cost of goods sold
  Decontamination & disposal
  Disposal Costs-secondary
   wastes
  Financing costs
  Insurance
  Legal services
  Materials
  Office expense & supplies
  Other
  Outside services
  Professional services
  Rent-equipment
  Rent-office/buildings
  Supplies-processing
  Taxes
  Telephone
  Transportation
  Travel & entertainment
  Utilities
                                 ---------------------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD              0          0           0         0            0         0           0          0           0
                                 ---------------------------------------------------------------------------------------------------

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES,
 OR EXTRAORDINARY EXPENSES            0          0           0         0            0         0           0          0           0
                                 ---------------------------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                 ---------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                   NONE        NONE       NONE        NONE         0         0           0          0           0
                                 ===================================================================================================



                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK
                                                           MONTH ENDED:  2/28/98
                                                                         -------



                                                                   TOTAL      TOTAL       TOTAL
                                            PRE        POST        MONTH      MONTH       MONTH       MONTH       MONTH       MONTH
                                         PETITION    PETITION      ENDED      ENDED       ENDED       ENDED       ENDED       ENDED
                                         12/1-12/2  12/3-12/31   12/31/97    1/31/98     2/28/98

                                         -------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:
Net Earnings (Loss)                                    NONE        NONE       NONE        NONE

Adjustments to Reconcile Net
Earnings to Net Cash Provided
Used) by
 Operating Activities:
  Depreciation & Amortization                           0           0          0           0
  Decrease (Increase)-Accounts
   Receivable                                           0           0          0           0
  Decrease (Increase)-Inventories                       0           0          0           0
  Decrease (Increase)-Prepaid
   Expenses                                             0           0          0           0
  Decrease (Increase)-Other Assets                      0           0          0           0
  Increase (Decrease)-Pre Petition
   Liabilities                                          0           0          0           0
  Increase (Decrease)-Post Petition
   Liabilities                                          0           0          0           0
                                         -------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES                        0           0           0          0           0            0           0           0
                                         -------------------------------------------------------------------------------------------
CASH FLOWS USED IN INVESTING
ACTIVITIES
  Capital Expenditures                                  0           0          0           0
  Sale of Net Fixed Assets
                                         -------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
INVESTING ACTIVITIES                        0           0           0          0           0            0           0           0
                                         -------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (Decrease)-Morgens Waterfall                 0           0          0           0
  Increase (Decrease)-Shareholder
   Valuations                                           0           0          0           0

  Purchase of Treasury Stock-Preferred
    Shares
                                         -------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING
ACTIVITIES                                  0           0           0          0           0            0           0           0
                                         -------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND
CASH EQUIVALENTS                            0           0           0          0           0            0           0           0

Cash and Cash Equivalents at Beginning
 of Period                                              0           0          0           0            0           0           0
                                         -------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End
 of Period                                  0           0           0          0           0            0           0           0
                                         ===========================================================================================


                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK

                                                              MONTH ENDED 2/2/98
                                                              ------------------

1. PAYROLL
       State the amount of all executive wages paid and taxes withheld and paid.

       NAME AND TITLE OF        DATE             WAGES PAID       TAXES WITHHELD
       EXECUTIVE                PAID           GROSS     NET      DUE      PAID
       -----------------        ------------------------------------------------

       THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

       F. Gordon Bitter, CEO & CFO, Director
       Ethan E. Jacks, VP, General Counsel, Secretary
       Elliot J. Mark, Assistant Secretary
       Charles W. Shaver, President & COO, Director
       Willis Wang, Assistant Secretary

                                              ----------------------------------
       TOTAL EXECUTIVE PAYROLL                 0        0        0         0
                                              ==================================

2. INSURANCE
       Is Workers' Compensation and other insurance in effect?          N/A
                                                                       ----
       Are payments current?                                           ----
       If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                    DATE
                         COVERAGE   POLICY   EXPIRATION   PREMIUM  COVERAGE
TYPE   CARRIER NAME       AMOUNT    NUMBER      DATE       AMOUNT  PAID THRU
--------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   M4 ENVIRONMENTAL MANAGEMENT, INC.
CASE NUMBER: 97-21388-CJK


3.  BANK ACCOUNTS

                                                                       TOTAL
                                                                    ----------

BANK NAME

ACCOUNT NUMBER

BEGINNING BOOK BALANCE                                                      0

PLUS:    Deposits-Collections of A/R
         Other Receipts
         Loan Advances

LESS:    Disbursements

         Payroll
         Returned Checks
         Loan Repayments

OTHER:   Adjustments
         Transfers In (Out)

                                                                    ----------
ENDING BOOK BALANCE                                                         0
                                                                    ==========



4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.


       Payments To/On                       Amount     Date    Check #
       -----------------                   -----------------------------

       PROFESSIONALS (ATTORNEYS,
       ACCOUNTANTS, ETC.):

                                             NONE

                                          ----------
                                                  0
                                          ==========

       PRE-PETITION DEBTS

                                             NONE



                                          ----------
       TOTAL PAYMENTS OF
       PRE-PETITION DEBTS                         0
                                          ==========

                                                                       EXHIBIT D

                         INSURANCE EXPIRATION STATEMENT


                                   INSURANCE    COVERAGE  POLICY  EXPIRATION  PREMIUM     COVERAGE
CARRIER NAME AND ADDRESS    TYPE     AGENT       AMOUNT   NUMBER      DATE     AMOUNT     PAID THRU
---------------------------------------------------------------------------------------------------

       SEE ATTACHED


       I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.

       Date: 3/18/98
             -------

                                       MOLTEN METAL TECHNOLOGY, INC.


                                       By: /S/ F. GORDON BITTER
                                          --------------------------------
                                           F. Gordon Bitter
                                           Chief Executive Officer

                                       MMT OF TENNESSEE, INC.


                                       By: /S/ F. GORDON BITTER
                                          --------------------------------
                                           F. Gordon Bitter
                                           Vice President

                                       M4 ENVIRONMENTAL, L.P.



                                       By: /S/ F. GORDON BITTER
                                          ---------------------------------
                                          M4 ENVIRONMENTAL MANAGEMENT, INC.


                                       By: /S/ F. GORDON BITTER
                                          --------------------------------
                                           F. Gordon Bitter
                                           Vice President

                                       MMT FEDERAL HOLDINGS, INC.

                                       By:  /S/ F. GORDON BITTER
                                          --------------------------------
                                           F. Gordon Bitter
                                           Vice President